CIRCLE REPORTS SECOND QUARTER 2025 RESULTS NEW YORK – August 12, 2025 — Circle Internet Group, Inc. (NYSE: CRCL) today announced results for the second quarter of fiscal year 2025. Financial Highlights ● USDC in circulation grew 90% year-over-year to $61.3 billion at quarter end, and has grown an additional 6.4% to $65.2 billion as of August 10, 2025 ● Total revenue and reserve income grew 53% year-over-year to $658 million ● Net loss was $482 million, significantly impacted by IPO-related non-cash charges that totaled $591 million: o $424 million for stock-based compensation related to vesting conditions met by our IPO o $167 million increase in the fair value of convertible debt caused by the increase in our share price ● Adjusted EBITDA grew 52% year-over-year to $126 million Corporate & Commercial Highlights ● Successful $1.2 billion IPO; GENIUS Act signed into law ● Joined Pledge 1%, a global movement for corporate impact; to honor this commitment, prior to the IPO, Circle reserved 2,682,392 shares of our Class A common stock for our Circle Foundation ● Launched Circle Payments Network in May - an innovative platform for financial institutions to use stablecoins for payments, with 100+ institutions in the pipeline ● Accelerating momentum and expanding commercial engagement across digital asset, banking, payments, and capital markets industries - announced new and expanded partnerships with Binance, Corpay, FIS, Fiserv, OKX, and others ● Introducing Arc, an open Layer-1 blockchain purpose-built for stablecoin finance, and a defining moment in our journey for Circle to deliver a full-stack platform for the internet financial system “I’m proud of Circle’s performance in the second quarter, our first as a public company, where we demonstrated sustained growth and adoption of our platform across a multitude of use cases and with a diverse set of industry-defining partners,” said Jeremy Allaire, Co-Founder, Chief Executive Officer and Chairman at Circle. “Circle’s successful IPO in June marked a pivotal moment—not just for our company, but for the broader adoption of stablecoins and the growth of the new internet financial system. This is an extraordinary moment for our company and industry, and we are seeing accelerating interest in building on stablecoins and partnering with Circle across every significant sector of the financial industry, with major internet companies and commercial engagement all around the world.” 1

Successful Initial Public Offering

In June, we completed our $1.2 billion initial public offering. Of the total offering of 39.1 million shares, Circle sold 19.9 million newly issued primary shares of Class A common stock at a price of $31 per share, which resulted in net proceeds of $583 million after deducting underwriting discounts and commissions and before deducting offering costs of $12.8 million.

Key Financial Results and Operating Indicators

The following table presents our key results and operating indicators, as well as the relevant GAAP measures, for the periods indicated:

Key Financial Results	Q2 2025	YoY Change
($ in millions unless noted otherwise)		
Total Revenue and Reserve Income	$658	53%
Revenue Less Distribution Costs[1]	$251	38%
RLDC Margin[2]	38%	(408bps)
Net Income (Loss) from Continuing Operations	$(482)	NM
Adjusted EBITDA[3]	$126	52%
Adjusted EBITDA Margin[3]	50%	463bps
Key Operating Indicators	**Q2 2025**	**YoY Change**
(USDC related figures in $ billions; meaningful wallets in millions)		
USDC in Circulation, end of period	$61.3	90%
Average USDC in Circulation	$61.0	86%
Reserve Return Rate	4.1%	(103bps)
USDC on Platform, end of period	$6.0	924%
Daily Weighted-Average Percentage of USDC on Platform	7.4%	536bps
USDC Minted	$42.2	21%
USDC Redeemed	$40.8	17%
Stablecoin Market Share, end of period[4]	28%	595bps
Meaningful Wallets, end of period[5]	5.7	68%

(1) Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs, referred to as RLDC.

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(2) Revenue less Distribution Costs (RLDC) Margin is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs as a percentage of Total Revenue and Reserve Income. (3) Refer to Non-GAAP Financial Measures for further details and a reconciliation of the GAAP to non-GAAP measures presented. Adjusted EBITDA Margin is calculated as Adjusted EBITDA / Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs. (4) Defined as the amount of Circle stablecoins in circulation as a percentage of the total fiat-backed stablecoins in circulation, according to CoinMarketCap as of June 30, 2025. (5) Onchain digital asset wallets that hold more than $10 USDC. Second Quarter 2025 Financial Highlights and Operating Results ● Reserve Income increased 50% year-over-year to $634 million, primarily from the 86% growth in average USDC in circulation, partially offset by a 103 bps decline in the reserve return rate. ● Other Revenue increased 252% year-over-year to $24 million as Subscription and Services Revenue and Transaction Revenue grew strongly. ● Total Distribution, Transaction and Other Costs increased 64% year-over-year to $407 million, primarily from increased distribution payments reflecting higher USDC circulation balances and growth in Coinbase’s on-platform holdings of USDC, as well as distribution payments arising from new strategic partnerships. ● Operating Expenses were $577 million in the quarter, including $424 million in stock-based compensation expenses related to the vesting of RSUs in connection with our successful IPO. ● Net Loss was $482 million largely reflecting two non-cash impacts that totaled $591 million - $424 million for stock-based compensation related to vesting conditions met by our IPO and $167 million due to the increase in the fair value of our convertible debt caused by the increase in our share price. ● Adjusted EBITDA grew 52% year-over-year to $126 million reflecting the ongoing growth of USDC in circulation and our inherent operating leverage. Other Notable Items and Recent Developments ● GENIUS Act signed into law: The GENIUS Act marked a historic step for U.S. digital asset regulation by establishing a federal regulatory regime for payment stablecoins. Circle’s long-standing commitment to regulatory compliance was largely codified by the obligations of GENIUS, which strengthens Circle’s position as the leading regulated stablecoin issuer. ● Strong early momentum for Circle Payments Network (CPN): CPN launched in May, has four active payment corridors and is set for accelerating growth in H2 2025 with 100+ financial institutions in the pipeline combined with planned opening of new payment corridors and the addition of enterprise-focused product capabilities. ● Introduced Circle Gateway to enable unified USDC balances for instant crosschain liquidity: In July, Gateway debuted on testnet, delivering sub-second access to USDC across supported blockchains — eliminating the need for bridging, rebalancing, or prepositioning capital. ● Expanding adoption: Announced new or expanded strategic partnerships and collaborations with leading crypto-native and traditional financial leaders: 3

- ***Binance:*** *Expanded our relationship, including broader adoption of Circle Wallets technology, and USYC availability on Binance's institutional trading products to serve as yield-bearing, off-exchange collateral.*
- ***Corpay:*** *Pairing Corpay's worldwide FX and card network with Circle's USDC, unlocking 24/7 settlement, seamless liquidity, and enterprise-grade compliance for businesses everywhere.*
- ***FIS:*** *Enabling U.S. financial institutions to offer domestic and cross-border USDC payments via FIS' Money Movement Hub — combining Circle's blockchain-native infrastructure with FIS' real-time payment rails to unlock faster, lower-cost, and compliant digital dollar transactions.*
- ***Fiserv:*** *Exploring integrating Circle's USDC infrastructure and Circle Payments Network with Fiserv's digital banking and payment capabilities.*
- ***OKX:*** *Offering seamless 1:1 USD to USDC conversions across OKX's platform, expanding USDC access to over 60 million global users and simplifying on/off-ramping through shared banking infrastructure.*

- **Introducing Arc, an open Layer-1 blockchain:** Arc is designed to provide an enterprise-grade foundation for stablecoin payments, FX, and capital markets applications. The EVM-compatible network features USDC as its native gas, along with an integrated stablecoin FX engine, sub-second settlement finality, and opt-in privacy controls. Arc will be fully integrated across Circle's platform and services, which will also remain fully available and interoperable with the dozens of other partner blockchains that Circle supports. Arc is expected to launch in public testnet this fall.

Forward Outlook

To give investors insight into our business and expectations, management is providing guidance on the following key performance indicators.

Key Indicator	Period	Outlook
USDC in Circulation	Multi-year through cycle	40% CAGR
Other Revenue	FY 2025	$75-$85M
RLDC Margin[1]	FY 2025	36-38%
Adjusted Operating Expenses[2]	FY 2025	$475-490M

(1) Revenue less Distribution Costs (RLDC) Margin is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs as a percentage of Total Revenue and Reserve Income.
(2) Refer to Non-GAAP Financial Measures for further details and a reconciliation of the GAAP to non-GAAP measures presented.

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Conference Call and Livestream Information Circle will host a conference call to discuss the results for the second quarter 2025 on August 12, 2025 at 8:00 am ET. Circle’s Investor Relations website at https://investor.circle.com will provide access to the live webcast, as well as a replay of the call and transcript shortly following earnings. Circle uses its investor relations website as a means of disclosing material nonpublic information, announcing upcoming investor conferences and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Circle’s investor relations website in addition to following its press releases, Securities and Exchange Commission (SEC) filings, and public conference calls and webcasts. Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including for the second quarter ended June 30, 2025; our plans with respect to the anticipated future expenses and investments; expectations relating to certain of our key financial and operating metrics; our business strategy and plans; expectations relating to legal and regulatory proceedings; expectations relating to our industry, the regulatory environment, market conditions, trends and growth; expectations relating to customer behaviors and preferences; our market position; potential market opportunities; and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, but not limited to: intense and increasing competition from new and existing issuers offering competing products, combined with the rise of yield-bearing digital assets, including TMMFs, that are attractive to digital asset trading participants, may reduce market demand and circulation of Circle stablecoins; stablecoins may face periods of uncertainty, loss of trust, or systemic shocks resulting in the potential for rapid redemption requests (or runs), and extreme scenarios, such as market shocks that affect the value of USDC’s reserves or simultaneous requests to redeem all or substantially all USDC in circulation, or concerns related to Circle stablecoin reserves, may lead to redemption delays and USDC reserves being insufficient to meet all redemption requests; as a relatively new innovation, stablecoins are particularly susceptible to operational challenges and risks, including due to surges in demand; any negative publicity regarding stablecoins or the broader digital asset industry may have an outsized negative effect on consumer confidence; the acceptance of Circle stablecoins could be negatively impacted by the disruptions in secondary marketplaces that facilitate the purchase and sale of Circle stablecoins; the GENIUS Act will change the payment stablecoin ecosystem and may affect 5 our business in ways that cannot yet be known; the GENIUS Act amends the U.S. federal securities laws to explicitly exclude from the definition of “security” payment stablecoins issued by PPSIs, which will include USDC, however, until those amendments are effective, we will continue to rely on our conclusion that USDC is not a security under the U.S. federal securities laws; we hold a substantial amount of USDC reserves in the Circle Reserve Fund and thus are subject to risks associated with the issuer, the manager, and the custodian of the Circle Reserve Fund; any significant disruption in our or our third-party service providers' or partners' technology could result in a loss of customers or funds and adversely impact our business, results of operations, financial condition, and prospects; our customers' funds and digital assets may fail to be adequately safeguarded by us or the third-party service providers upon whom we rely; our inability to maintain existing relationships with financial institutions and similar firms or to enter into new such relationships could impact our ability to offer services to customers; we are subject to credit risks in respect of counterparties, including banks and other financial institutions; if we are unable to maintain existing distribution arrangements or enter into additional distribution arrangements on less favorable financial terms, USDC and EURC in circulation and Circle’s financial results may be adversely affected; our products and services may be exploited by our customers, employees, service providers, and other third parties to facilitate illegal activity such as fraud, money laundering, terrorist financing, gambling, tax evasion, and scams; our compliance and risk management methods might not be effective; fluctuations in interest rates could impact our results of operations; we are subject to an extensive and highly evolving regulatory landscape; the regulatory environment to which we are subject gives rise to various licensing requirements, significant compliance costs and other restrictions, and noncompliance could result in a range of penalties, including fines, compliance costs, operational restrictions, reputational damage, and loss of licenses; we are subject to laws, regulations, and executive orders regarding economic and trade sanctions, anti-bribery, AML, and counter-terrorism financing that could impair our ability to compete in international markets or subject us to criminal or civil liability if we violate them; and insiders will continue to have substantial control over Circle and limit shareholders ability to influence the outcome of key transactions, including a change of control. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are, or will be included, in our filings we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 to be filed with the SEC on August 12, 2025. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. ### 6

About Circle Internet Group, Inc. Circle (NYSE: CRCL) is a global financial technology firm that enables businesses of all sizes to harness the power of digital currencies and public blockchains for payments, commerce and financial applications worldwide. Circle is building the world’s largest, most-widely used, stablecoin network, and issues, through its regulated affiliates, USDC and EURC stablecoins. Circle provides a comprehensive suite of financial and technology services that empower enterprises and developers to integrate stablecoins and blockchains into their products, services and business operations. Contacts Investor Relations Media Relations investors@circle.com press@circle.com 7

CIRCLE INTERNET GROUP, INC. – CONDENSED CONSOLIDATED BALANCE SHEETS 8 (in $ thousands, except share information) June 30, 2025 December 31, 2024 (unaudited) ASSETS Current assets: Cash and cash equivalents $ 1,118,119 $ 750,981 Cash and cash equivalents segregated for corporate-held stablecoins 588,271 294,493 Cash and cash equivalents segregated for the benefit of stablecoin holders 61,365,920 43,918,572 Accounts receivable, net 13,215 6,418 Stablecoins receivable, net — 6,957 Prepaid expenses and other current assets 216,604 187,528 Total current assets 63,302,129 45,164,949 Non-current assets: Restricted cash 3,210 3,558 Investments 83,794 84,114 Fixed assets, net 23,804 18,682 Digital assets 35,113 31,330 Goodwill 266,384 169,544 Intangible assets, net 396,969 331,394 Deferred tax assets, net 17,472 10,223 Other non-current assets 24,633 20,615 Total assets $ 64,153,508 $ 45,834,409 LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable and accrued expenses $ 411,560 $ 287,007 Deposits from stablecoin holders 61,101,523 43,727,363 Convertible debt, net of debt discount 206,140 — Other current liabilities 11,211 16,597 Total current liabilities 61,730,434 44,030,967 Non-current liabilities: Convertible debt, net of debt discount — 40,717 Deferred tax liabilities, net 31,812 29,559 Warrant liability — 1,591 Other non-current liabilities 20,431 21,281 Total non-current liabilities 52,243 93,148 Total liabilities $ 61,782,677 $ 44,124,115

9 Commitments and contingencies Redeemable convertible preferred stock Redeemable convertible preferred stock ($0.0001 par value, nil and 139.8 million shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively; aggregate liquidation preference of nil and $1.1 billion as of June 30, 2025 and December 31, 2024, respectively) — 1,139,765 Stockholders’ equity Class A common stock ($0.0001 par value; 2.5 billion and 300.0 million authorized as of June 30, 2025 and December 31, 2024, respectively; 209.0 million and 56.4 million issued and outstanding as of June 30, 2025 and December 31, 2024, respectively) 23 6 Class B common stock ($0.0001 par value; 500.0 million and nil authorized as of June 30, 2025 and December 31, 2024, respectively; 19.6 million and nil issued and outstanding as of June 30, 2025 and December 31, 2024, respectively) 2 — Class C common stock ($0.0001 par value; 500.0 million and nil authorized as of June 30, 2025 and December 31, 2024, respectively; nil issued and outstanding as of June 30, 2025 and December 31, 2024, respectively) — — Treasury stock at cost (5.0 million shares held as of June 30, 2025 and December 31, 2024, respectively) (2,877) (2,877) Additional paid-in capital 3,998,827 1,792,969 Accumulated deficit (1,640,510) (1,223,213) Accumulated other comprehensive income 15,366 3,644 Total stockholders’ equity 2,370,831 570,529 Total liabilities, redeemable convertible preferred stock and stockholders’ equity $ 64,153,508 $ 45,834,409

CIRCLE INTERNET GROUP, INC. – CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) (in $ thousands, except per share information) Three Months Ended Six Months Ended June 30, 2025 June 30, 2024 June 30, 2025 June 30, 2024 Revenue and reserve income Reserve income $ 634,274 $ 423,263 $ 1,192,185 $ 782,902 Other revenue 23,804 6,767 44,466 12,222 Total revenue and reserve income 658,078 430,030 1,236,651 795,124 Distribution, transaction and other costs Distribution and transaction costs 406,472 246,901 753,784 449,643 Other costs 470 1,476 805 5,471 Total distribution, transaction and other costs 406,942 248,377 754,589 455,114 Operating expenses Compensation expenses 503,392 67,604 579,012 128,753 General and administrative expenses 43,140 35,729 73,824 66,246 Depreciation and amortization expenses 14,209 12,632 28,089 24,225 IT infrastructure costs 8,760 6,875 16,432 13,209 Marketing expenses 7,910 5,638 11,770 6,456 Digital assets (gains) losses (693) 2,929 5,577 (1,444) Total operating expenses 576,718 131,407 714,704 237,445 Operating income (loss) from continuing operations (325,582) 50,246 (232,642) 102,565 Other (expense) income, net (160,421) 1,921 (163,524) 22,478 Net income (loss) from continuing operations before income taxes (486,003) 52,167 (396,166) 125,043 Income tax (benefit) expense (3,903) 19,244 21,143 43,481 Net income (loss) from continuing operations $ (482,100) $ 32,923 $ (417,309) $ 81,562 Earnings (loss) per share: Earnings (loss) per share attributable to common stockholders, basic and diluted $ (4.48) $ 0.00 $ (5.04) $ 0.00 Weighted-average common shares used to compute earnings per share: Weighted-average shares used in computing earnings (loss) per share attributable to common stockholders, basic 107,514 54,396 82,877 54,186 Weighted-average shares used in computing earnings (loss) per share attributable to common stockholders, diluted 107,514 70,416 82,877 72,976 10

Quarterly Results of Operations The following table summarizes certain key financial performance measures derived from our unaudited quarterly consolidated statements of operations data for each of the three months ended June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025, and June 30, 2025. The information for each of these periods has been prepared on the same basis as our audited annual consolidated financial statements and, in the opinion of management, reflects all adjustments of a normal, recurring nature that are necessary for the fair statement of the results of operations for these periods. Three months ended (in $ millions, except RLDC Margin and Net Reserve Margin) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Reserve Income $ 634 $ 558 $ 433 $ 445 $ 423 Other Revenue 24 21 2 1 7 Total Revenue and Reserve Income $ 658 $ 579 $ 435 $ 446 $ 430 Distribution and Transaction Costs $ 406 $ 347 $ 304 $ 257 $ 247 Other Costs 0 0 1 0 1 Total Distribution, Transaction and Other Costs $ 407 $ 348 $ 305 $ 258 $ 248 Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs $ 251 $ 231 $ 131 $ 188 $ 182 RLDC Margin(1) 38% 40% 30% 42% 42% Net Reserve Margin(2) 36% 38% 30% 42% 42% Note: Figures presented may not sum precisely due to rounding. (1) Revenue less Distribution Costs (RLDC) Margin is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs as a percentage of Total Revenue and Reserve Income. (2) Net Reserve Margin is Reserve Income less Distribution and Transaction Costs as a percentage of Reserve Income. 11

Non-GAAP Financial Measures We report our financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). However, Adjusted EBITDA and Adjusted Operating Expenses are non-GAAP financial measures regarding our operational performance. Management and our board of directors use non-GAAP financial measures to (i) monitor and evaluate the growth and performance of our business operations, (ii) evaluate our historical and prospective financial performance as well as our performance relative to our competitors, (iii) review and assess the performance of our management team and other employees, and (iv) prepare budgets and evaluate strategic investments. Accordingly, we believe that non-GAAP measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. Non-GAAP financial measures, including Adjusted EBITDA and Adjusted Operating Expenses, have limitations as financial measures and should not be relied upon as substitutes for, or considered in isolation from, measures calculated in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA is calculated as net income (loss) from continuing operations excluding: depreciation and amortization expense; interest expense, net of amortization of discounts and premiums; interest income; income tax (benefit) expense; stock-based compensation expense; certain legal expenses; realized and unrealized (gains) losses, net, on digital assets held for investment, other related investments and strategic investments; realized (gains) losses on available-for-sale debt securities; impairment losses on strategic investments; merger termination expenses; restructuring expenses; acquisition-related costs; change in fair value of convertible debt, warrant liability, and embedded derivatives; losses on sale of long-lived assets; and foreign currency exchange (gains) losses. We believe it is useful to exclude non-cash charges, such as depreciation and amortization, stock-based compensation expense, and change in fair value of various financial instruments from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We believe it is useful to exclude income tax (benefit) expense, interest income, interest expense, and non-routine items as these items are not components of our core business operations. Adjusted Operating Expenses Adjusted operating expenses excludes depreciation and amortization, future Donor Advised Fund (DAF) contributions to the Circle Foundation, digital asset (gains) losses, and stock-based compensation. We believe it is useful to exclude certain non-cash charges from Adjusted Operating Expenses because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We have provided a reconciliation below of Adjusted EBITDA to Net Income (Loss) from Continuing Operations and of Adjusted Operating Expenses to Operating Expenses, in each case, the most directly comparable GAAP financial measure. 12

CIRCLE INTERNET GROUP, INC. – RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME (LOSS) FROM CONTINUING OPERATIONS

(in $ thousands)	Three Months Ended				
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Net income (loss) from continuing operations	**$ (482,100)**	**$ 64,791**	**$ 4,433**	**$ 70,996**	**$ 32,923**
Adjusted for:					
Depreciation and amortization expense	14,209	13,880	13,507	13,122	12,632
Interest expense, net of amortization of discounts and premiums	344	335	357	548	504
Interest income[1]	(9,952)	(7,965)	(8,646)	(9,253)	(8,460)
Income tax (benefit) expense	(3,903)	25,046	5,934	15,168	19,244
Stock-based compensation expense	434,966	12,716	11,142	12,763	16,749
Legal expenses[2]	1,706	1,905	4,834	1,813	956
Realized and unrealized (gains) losses, net, on digital assets held for investment, other related investments and strategic investments	(5,738)	8,263	(4,470)	(1,955)	1,324
Realized (gains) losses on available-for-sale debt securities	-	-	(75)	(9)	(1)
Impairment losses on strategic investments	506	-	1,580	623	155
Restructuring expenses[3]	-	-	-	646	1,780
Acquisition-related costs[4]	-	535	1,054	-	-
Change in fair value of convertible debt, warrant liability, and embedded derivatives	167,724	2,382	4,225	(12,369)	4,586
Losses on sale of long-lived assets	4	12	7	9	10
Foreign currency exchange (gains) losses	8,067	539	(1,157)	1,183	201
Adjusted EBITDA	**$ 125,833**	**$ 122,439**	**$ 32,725**	**$ 93,285**	**$ 82,603**

(1) Reflects interest income from corporate cash and cash equivalents balances. For the avoidance of doubt, this amount does not include the impact of reserve income.
(2) Reflects litigation expenses related to the FT Partners litigation, and legal and settlement expenses related to legacy businesses.
(3) Reflects one-time restructuring expenses incurred in connection with our change in domicile from the Republic of Ireland to the state of Delaware.
(4) Reflects one-time legal and professional services costs related to the Hashnote acquisition.

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CIRCLE INTERNET GROUP, INC. – RECONCILIATION OF ADJUSTED OPERATING EXPENSES TO OPERATING EXPENSES

(in $ thousands)	Three Months Ended				
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Operating expenses	$ 576,718	$ 137,986	$ 130,026	$ 124,260	$ 131,407
Adjusted for:					
Stock-based compensation expense[1]	(434,966)	(12,716)	(11,142)	(12,763)	(16,749)
Depreciation and amortization expense[2]	(14,209)	(13,880)	(13,507)	(13,122)	(12,632)
Digital asset (gains) losses[3]	693	(6,270)	4,093	(1,285)	(2,929)
Adjusted Operating Expenses	$ 128,236	$ 105,120	$ 109,470	$ 97,090	$ 99,097

(1) Stock-based compensation expense represents equity compensation, a non-cash expense.
(2) Depreciation and amortization expense includes depreciation of fixed assets, and amortization of capitalized engineering costs and intangible assets.
(3) Digital assets (gains) losses represents the fair value gains/losses of digital assets, a non-cash expense.

CIRCLE INTERNET GROUP, INC. – FORWARD OUTLOOK RECONCILIATION OF ADJUSTED OPERATING EXPENSES TO OPERATING EXPENSES

(in $ millions)	FY 2025	
	Low	High
Operating expenses	$ 1,150	$ 1,190
Adjusted for:		
Stock-based compensation expense[1]	(556)	(571)
Depreciation and amortization expense[2]	(70)	(80)
Digital asset (gains) losses[3]	(6)	(6)
DAF contribution[4]	(43)	(43)
Adjusted Operating Expenses	$ 475	$ 490

(1) Stock-based compensation expense represents equity compensation, a non-cash expense. The range of guidance depends on incremental headcount through the rest of the year.
(2) Depreciation and amortization expense includes depreciation of fixed assets, and amortization of capitalized engineering costs and intangible assets. The range of the guidance depends on capitalization rates, total SBC and cash compensation throughout the rest of the year.
(3) Digital assets (gains) losses represents the first half fair value gains/losses of digital assets, a non-cash expense, and we are not forecasting second half amounts.
(4) DAF contribution represents our anticipated transfer of 268,240 shares of Class A common stock to the Donor Advised Fund for the Circle Foundation and is a non-cash expense arising from donating the company's equity. The amount is estimated as at the closing stock price of CRCL on August 8, 2025 ($159.03), however, such amount will be dependent on the stock price on the date of transfer.

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